  Exhibit 99.1

This Statement on Form 4 is filed by the following reporting persons (the “Reporting Persons”): (i) Galaxy Acquisition LLC (“Galaxy”), (ii) Galaxy CF Holdings LLC (“Galaxy CF Holdings”), (iii) Galaxy PEF Holdings LLC (“Galaxy PEF Holdings”), (iv) Fortress Credit Opportunities Fund (A) LP (“FCOF (A)”), (v) Fortress Credit Opportunities Fund II (A) LP (“FCOF II (A)”), (vi) Fortress Credit Opportunities Fund II (E) LP (“FCOF II (E)”), (vii) FCO MA II LP (“FCO MA II”), (viii) FCO MA LSS LP (“FCO MA LSS”), (ix) Galaxy CF UST Investment Holdings LLC (“Galaxy CF UST”), (x) Fortress Credit Opportunities Fund (B) LP (“FCOF (B)”), (xi) Fortress Credit Opportunities Fund (C) L.P. (“FCOF (C)”), (xii) Fortress Credit Opportunities Fund II (B) LP (“FCOF II (B)”), (xiii) Fortress Credit Opportunities Fund II (C) L.P. (“FCOF II (C)”), (xiv) Fortress Credit Opportunities Fund II (D) L.P. (“FCOF II (D)”), (xv) FTS SIP L.P. (“FTS SIP”), (xvi) FCO Fund GP LLC (“FCO Fund GP”), (xvii) FCO Fund II GP LLC (“FCO Fund II GP”), (xviii) FCO MA GP LLC (“FCO MA GP”), (xix) FCO MA II GP LLC (“FCO MA II GP”), (xx) FCO MA LSS GP LLC (“FCO MA LSS GP”), (xxi) Fortress Credit Opportunities Advisors LLC (“FCO Advisors”), (xxii) Fortress Credit Opportunities MA Advisors LLC (“FCO MA Advisors”), (xxiii) Fortress Credit Opportunities MA II Advisors LLC (“FCO MA II Advisors”), (xxiv) FCO MA LSS Advisors LLC (“FCO MA LSS Advisors”), (xxv)  FCOF UB Investments LLC (“FCOF UB”), (xxvi) FCOF II UB Investments LLC (“FCOF II UB”), (xxvii) Fortress Investment Fund V (Fund A) L.P. (“FIF V (A)”), (xxviii) Fortress Investment Fund V (Fund D) L.P. (“FIF V (D)”), (xxix) Fortress Investment Fund V (Fund E) L.P. (“FIF V (E)”), (xxx) Galaxy Acquisition Blocker B LLC (“Galaxy Blocker B”), (xxxi) Galaxy Acquisition Blocker CFG LLC (“Galaxy Blocker CFG”), (xxxii) Fortress Investment Fund V (Fund B) L.P. (“FIF V (B)”), (xxxiii) Fortress Investment Fund V (Fund C) L.P. (“FIF V (C)”), (xxxiv) Fortress Investment Fund V (Fund F) L.P. (“FIF V (F)”), (xxxv) Fortress Investment Fund V (Fund G) L.P. (“FIF V (G)”), (xxxvi) Fortress Fund V GP L.P. (“FF V GP”), (xxxvii) Fortress Fund V GP (BCF) L.P. (“FF V GP (BCF)”), (xxxviii) FIG LLC, (xxxix) Hybrid GP Holdings LLC (“Hybrid GP Holdings”), (xl) Fortress Fund V GP Holdings Ltd. (“FF V GP Holdings”), (xli) Fortress Fund V GP (BCF) Holdings Ltd. (“FF V GP (BCF) Holdings”), (xlii) Principal Holdings I LP (“Principal Holdings I”), (xliii) FIG Asset Co. LLC (“FIG Asset Co.”), (xliv) Fortress Operating Entity I LP (“FOE I”), (xlv) FIG Corp. and (xlvi) Fortress Investment Group LLC.

Name of Designated Filer: Fortress Investment Group LLC

Date of Event Requiring Statement:  December 21, 2012

Issuer Name and Ticker or Trading Symbol: Walker & Dunlop, Inc.  [WD]

Each of FCOF (C), FCOF II (C), FCOF II (D), FIF V (A), FIF V (B), FIF V (C), FIF V (D), FIF V (E), FIF V (F), FIF V (G), FF V GP, FF V GP (BCF), FF V GP Holdings and FF V GP (BCF) Holdings is a Cayman Islands entity.  FTS SIP is a Jersey entity.  Each of the other Reporting Persons is a Delaware entity.

Each of the Reporting Persons is in the business of investing and/or investment management.

Each of FCOF (A), FCOF (B) and FCOF (C) has a principal business and principal office address of c/o FCO Fund GP, LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  Each of FCOF II (A), FCOF (II (B), FCOF II (C), FCOF II (D) and FCOF II (E) has a principal business and principal office address of c/o FCO Fund II GP, LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  FTS SIP has a principal business and principal office address of c/o FCO MA GP LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  FCO MA II has a principal business and principal office address of c/o FCO MA II GP LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  FCO MA LSS has a principal business and principal office address of c/o FCO MA LSS GP LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.

Each of FIF V (A), FIF V (D), FIF V (E), FF V GP and FF V GP Holdings has a principal business and principal office address of c/o Fortress Operating Entity I LP, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.  Each of FIF V (B), FIF V (C), FIF V(F), FIF V (G), FFV GP (BCF) and FF V GP (BCF) Holdings has a principal business and principal office address of c/o Principal Holdings I LP, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.

Each of the other Reporting Persons has a principal business and principal office address of c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York, 10105.

On September 4, 2012, Galaxy acquired 11,647,255 shares of common stock, par value $0.01 per share, of Walker & Dunlop, Inc. (the “Common Stock”), in connection with the transactions contemplated by the Purchase Agreement, dated June 7, 2012 (the “Purchase Agreement”), by and among Walker & Dunlop, Inc. (the “Issuer”), Walker & Dunlop, LLC (“W&D LLC”), CW Financial Services LLC (“CW Financial”) and CWCapital LLC.  Galaxy indirectly owns 100% of the membership interests of CW Financial.

In connection with the transactions contemplated by the Purchase Agreement, Issuer, W&D LLC, Column Guaranteed LLC (“Column”) and CW Financial entered into the Voting Agreement dated as of June 7, 2012 (the “Column Voting Agreement”).  The Column Voting Agreement provides that to the extent Column owns, directly or indirectly, at least 10% of the then outstanding Common Stock of the Issuer, at the annual meeting of shareholders of the Issuer for the 2013 and 2014 calendar years, or at any special meeting of shareholders of the Issuer held prior to the Issuer’s 2014 annual meeting of shareholders at which directors of the Issuer are to be elected, or at any taking of action by written consent of shareholders of Issuer prior to the Issuer’s 2014 annual meeting of shareholders with respect to which directors of the Issuer are to be elected, Column has the right (but not the obligation) to designate one nominee for election to the Board of Directors of the Issuer (such nominee, the “Column Nominee”). At each such election of directors of the Issuer, CW Financial and its affiliates agreed to vote its shares of Common Stock then held by CW Financial and its affiliates in favor of electing the Column Nominee to the Board of Directors of the Company, and Column agreed to vote all of the shares of Common Stock then held by Column in favor of electing the nominees of CW Financial or its affiliates to the Board of Directors of the Issuer.

Pursuant to the Column Voting Agreement, the Reporting Persons may be deemed to have beneficial ownership of 4,408,915 shares of Common Stock held by Column (the “Column Shares”), based on the Form 4 filed by Credit Suisse AG on December 7, 2012.

On December 21, 2012, the following transfers of Common Stock were effected:

(i) Galaxy Acquisition transferred 5,823,627 shares of Common Stock to Galaxy CF Holdings and 5,823,628 shares of Common Stock to Galaxy PEF Holdings;

(ii) Galaxy CF Holdings transferred the following: 685,316 shares of Common Stock to FCOF (A); 555,389 shares of Common Stock to FCOF II (A); 28,192 shares of Common Stock to FCOF II (E); 3,584,126 shares of Common Stock to Galaxy CF UST; 776,483 shares of Common Stock to FCO MA II; and 194,121 shares of Common Stock to FCO MA LSS;

(iii) Galaxy CF UST transferred the following: 897,063 shares of Common Stock to FCOF (B); 747,072 shares of Common Stock to FCOF (C); 379,789 shares of Common Stock to FCOF II (B); 532,954 shares of Common Stock to FCOF II (C); 56,643 shares of Common Stock to FCOF II (D); and 970,605 shares of Common Stock to FTS SIP;

(iv) FCOF (A) transferred 685,316 shares of Common Stock to FCOF UB; FCOF (B) transferred 897,063 shares of Common Stock to FCOF UB; and FCOF (C) transferred 747,072 shares of Common Stock to FCOF UB;

(v) FCOF II (A) transferred 555,389 shares of Common Stock to FCOF II UB; FCOF II (B) transferred 379,789 shares of Common Stock to FCOF II UB; FCOF II (C) transferred 532,954 shares of Common Stock to FCOF II UB; FCOF II (D) transferred 56,643 shares of Common Stock to FCOF II UB; and FCOF II (E) transferred 28,192 shares of Common Stock to FCOF II UB;

(vi) Galaxy PEF Holdings transferred the following: 2,664,136 shares of Common Stock to FIF V (A); 862,477 shares of Common Stock to Galaxy Blocker B; 1,150,360 shares of Common Stock to Galaxy Blocker CFG; 1,097,595 shares of Common Stock to FIF V (D); and 49,060 shares of Common Stock to FIF V (E);

(vii) Galaxy Blocker B transferred 862,477 shares of Common Stock to FIV V (B); and

(viii) Galaxy Blocker CFG transferred the following: 923,023 shares of Common Stock to FIF V (C); 89,560 shares of Common Stock to FIF V (F); and 137,777 shares of Common Stock to FIF V (G).

Each of the foregoing transfers under (i), (ii), (iii), (vi), (vii) and (viii) above was in the form of a distribution by the applicable Reporting Person to its owners. Each of the foregoing transfers under (iv) and (v) above was in the form of a contribution by the applicable Reporting Person in exchange for respective membership interests in FCOF UB or FCOF II UB, as applicable.

As a result of the transfers, the Reporting Persons set forth below directly own shares of Common Stock set forth below:

Reporting Person:		Shares:
Fortress Investment Fund V (Fund A) L.P.		2,664,136
Fortress Investment Fund V (Fund B) L.P.		862,477
Fortress Investment Fund V (Fund C) L.P.		923,023
Fortress Investment Fund V (Fund D) L.P.		1,097,595
Fortress Investment Fund V (Fund E) L.P.		49,060
Fortress Investment Fund V (Fund F) L.P.		89,560
Fortress Investment Fund V (Fund G) L.P.		137,777
FCOF UB Investments LLC		2,329,451
FCOF II UB Investments LLC		1,552,967
FTS SIP LP		970,605
FCO MA II LP		776,483
FCO MA LSS LP		194,121

	Total	11,647,255

Other than the foregoing, none of the Reporting Persons directly owns any shares of the Common Stock. As a result of the foregoing transfers, each of Galaxy, Galaxy CF Holdings, Galaxy PEF Holdings, Galaxy CF UST, Galaxy Blocker B and Galaxy Blocker CFG disclaim any beneficial ownership of the Shares of Common Stock. For the reasons set forth below, the other Reporting Persons may be deemed to beneficially own  16,056,170 shares of Common Stock (the “Shares”), consisting of the Column Shares subject to the Column Voting Agreement and the 11,647,255 shares of Common Stock described above.

FCOF (A), FCOF (B), FCOF (C) may be deemed to own the Shares, as the holders of the membership interests of FCOF UB, and have the ability to direct the management and affairs of FCOF UB as members.

FCOF II (A), FCOF II (B), FCOF II (C), FCOF II (D) and FCOF II (E) may be deemed to own the Shares, as the holders of the membership interests of FCOF II UB, and have the ability to direct the management and affairs of FCOF II UB as members.

FCO Fund GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FCOF (A), FCOF (B) and FCOF (C).  FCO Fund II GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FCOF II (A), FCOF II (B), FCOF II (C), FCOF II (C), FCOF II (D) and FCOF II (E). FCO MA GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FTS SIP.  FCO MA II GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FCO

MA II.  FCO MA LSS GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FCO MA LSS.

FCO Advisors may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FCOF (A), FCOF (B), FCOF (C), FCOF II (A), FCOF II (B), FCOF II (C), FCOF II (D) and FCOF II (E), pursuant to management agreements.  FCO MA Advisors may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FTS SIP, pursuant to a management agreement.  FCO MA II Advisors may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FCO MA II, pursuant to a management agreement. FCO MA LSS Advisors LLC may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FCO MA LSS, pursuant to a management agreement.

FF V GP may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FIF V (A), FIF V (D) and FIF V (E).  FF V GP (BCF) may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FIF V (B), FIF V (C), FIF V (F) and FIF V (G).

Hybrid GP Holdings may be deemed to beneficially own the Shares, as the holder of all the membership interests, and has the ability to direct the management and affairs of as the sole member of, FCO Fund GP, FCO Fund II GP, FCO MA GP, FCO MA II GP and FCO MA LSS GP.

FF V GP Holdings may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FF V GP.  FF V GP (BCF) Holdings may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FF V GP (BCF).

Principal Holdings I may be deemed to beneficially own the Shares, as the holder of all the membership interests of, and has the ability to direct the management and affairs as member of, FF V GP (BCF) Holdings.  FIG Asset Co. may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, Principal Holdings I.

FIG LLC may be deemed to beneficially own the Shares, by virtue of its capacity as investment advisor of  FIF V (A), FIF V (B), FIF V (C), FIF V (D), FIF V (E), FIF V (F) and FIF V (G), pursuant to management agreements, and in its capacity as owner of FCO Advisors, FCO MA Advisors, FCO MA II Advisors and FCO MA LSS Advisors.

FOE I may be deemed to beneficially own the Shares, by virtue of being the managing member of, and has the ability to direct the management and affairs of, Hybrid GP Holdings and owns all the membership interests of, and has the ability to direct the management and affairs as the sole member of, FIG LLC and FF V GP Holdings. FIG Corp. may be deemed to beneficially own the Shares, by virtue of being the general partner of, and has the ability to direct the management and affairs of, FOE I.  Fortress Investment Group LLC may be deemed to beneficially own the Shares, as owner of, and has the ability to direct the management and affairs of the owner of, all the shares of FIG Corp. and all membership interests of FIG Asset Co. LLC.

Dated: December 21, 2012

Galaxy Acquisition LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Galaxy CF Holdings LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Galaxy PEF Holdings LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund (A) LP

By:	FCO Fund GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (A) LP

By:	FCO Fund II GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (E) LP

By:	FCO Fund II GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCO MA II LP

By:	FCO MA II GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCO MA LSS LP

By:	FCO MA LSS GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCO MA LSS LP

By:	FCO MA LSS GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Galaxy CF UST Investment Holdings LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund (B) LP

By:	FCO Fund GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund (C) L.P.

By:	FCO Fund GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (B) LP

By:	FCO Fund GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (C) L.P.

By:	FCO Fund GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Fund II (D) L.P.

By:	FCO Fund II GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FTS SIP L.P.

By:	FCO MA GP LLC, its general partner

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCO Fund GP LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCO Fund II GP LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCO MA GP LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCO MA II GP LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCO MA LSS GP LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities Advisors LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities MA Advisors LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Credit Opportunities MA II Advisors LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCO MA LSS Advisors LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCOF UB Investments LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

FCOF II UB Investments LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Investment Fund V (Fund A) L.P.

By its General Partner Fortress Fund V GP L.P.

By its General Partner Fortress Fund V GP Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Investment Fund V (Fund D) L.P.

By its General Partner Fortress Fund V GP L.P.

By its General Partner Fortress Fund V GP Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Investment Fund V (Fund E) L.P.

By its General Partner Fortress Fund V GP L.P.

By its General Partner Fortress Fund V GP Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Galaxy Acquisition Blocker B LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Galaxy Acquisition Blocker CFG LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Investment Fund V (Fund B) L.P.

By its General Partner Fortress Fund V GP (BCF) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

Fortress Investment Fund V (Fund C) L.P.

By its General Partner Fortress Fund V GP (BCF) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

Fortress Investment Fund V (Fund F) L.P.

By its General Partner Fortress Fund V GP (BCF) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

Fortress Investment Fund V (Fund G) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

Fortress Fund V GP L.P.

By its General Partner Fortress Fund V GP Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

Fortress Fund V GP (BCF) L.P.

By its General Partner Fortress Fund V GP (BCF) Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

FIG LLC

By:	/s/ David Brooks
Name:	/s/ David Brooks
Title:	Authorized Signatory

Hybrid GP Holdings LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Authorized Signatory

Fortress Fund V GP Holdings Ltd.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

Fortress Fund V GP (BCF) Holdings Ltd

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

Principal Holdings I LP

By its General Partner FIG Asset Co. LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

FIG Asset Co. LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

Fortress Operating Entity I LP

By its General Partner FIG Corp.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

FIG Corp.

By:	/s/ David Brooks
Name:	David Brooks
Title:	Secretary

Fortress Investment Group LLC

By:	/s/ David Brooks
Name:	David Brooks
Title:	General Counsel & Secretary